EXHIBIT 99.1
                                                                    ------------

                    JUPITERMEDIA CORPORATION REPORTS RESULTS
                 FOR ITS FOURTH QUARTER ENDED DECEMBER 31, 2003

(New York, NY - February 3, 2004) - Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended December 31, 2003. Revenues for the fourth quarter of 2003 were $15.2 million compared to revenues of $11.7 million for the same period last year, an increase of 30%. Net income for the fourth quarter was $2.2 million, or $0.08 per diluted share, compared to net income of $458,000, or $0.02 per diluted share, for the same period last year.

For the year ended December 31, 2003, revenues were $47.0 million compared to $40.7 million for 2002. Net income for the year ended December 31, 2003 was $1.4 million, or $0.05 per diluted share, compared to a net loss of $511,000, or $0.02 per diluted share for the prior year.

"We are pleased with our continued financial progress and our results for this year. We experienced an overall increase over the prior year, as well as sequential increases in both revenues and net income for each of our quarters this year," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Our acquisitions of the ArtToday.com Network and its graphics-oriented readership, one of the leading paid subscription resources on the Web, and DevX.com and its leading developer-oriented readership, have expanded and diversified our revenue sources. Our company now consists of four complementary business segments:
Online Media, Online Images, Research and Events, all of which are focused on serving information technology, Internet industry and graphics professionals. We are experiencing significant marketing and business synergies among these recent acquisitions and our internet.com, EarthWeb.com and ClickZ.com Networks, as well as with our trade shows and Jupiter Research," added Meckler.

JUPITERMEDIA CORPORATION 4TH QUARTER 2003 FINANCIAL RESULTS CONFERENCE CALL
ALERT

Jupitermedia Corporation invites you to participate in its conference call reviewing 2003 fourth quarter results, scheduled for Wednesday, February 4, 2004 at 11:00 am EST.

The conference call number is (800) 946-0712 for domestic participants and (719) 457-2641 for international participants; pass code "Jupitermedia Fourth Quarter." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Wednesday, February 18, 2004. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants: pass code: 136216.

ACQUISITIONS

     o In October, Jupitermedia announced that it acquired over one million photos, clipart and other graphic images from a variety of leading companies in the field in several transactions. The addition of this new content to the ArtToday.com Network furthers Jupitermedia's position as a leading provider of royalty-free digital images. Terms of these acquisitions were not disclosed.

     o In October, Jupitermedia announced its move into Digital Rights Management (DRM) coverage with the acquisition of the Web site and e-mail newsletter assets associated with DRMwatch.com (www.drmwatch.com), a leading resource for information about Digital Rights Management (DRM), from GiantSteps Media Technology Strategies and its principal Bill Rosenblatt. Terms of the acquisition were not disclosed.

     o In December, Jupitermedia announced that it acquired PPCforHosts.com, a business offering bid-for-position marketing services for the Web hosting industry. The acquisition provides Jupitermedia with bid-for position technology that it plans to use on its own network of Web sites and for ongoing business relationships with a number of marketers who have been using the service. Terms of the acquisition were not disclosed.

NEW ONLINE MEDIA AND ONLINE IMAGE OFFERINGS

Jupitermedia continued to expand and strengthen its world-class proprietary content offerings with the addition of the following:

     o In October, Jupitermedia released Wi-FiHotSpotList.com (formerly HotSpotList.com) (www.wifihotspotlist.com), an enhanced directory of publicly available wireless enabled locations, featuring listings of thousands of wireless locations in 26 countries. In addition to an ever-growing directory of hotspot listings, Wi-FiHotSpotList.com enhancements include simplified search and improved navigation to make it even faster and easier to find a hotspot.

     o In October, Jupitermedia launched Animations.com (www.animations.com), a collection of over 250,000 animated GIFs for use in e-mail messages, Web pages and presentations. The addition of this new paid online subscription site to its ArtToday.com Network furthers Jupitermedia's position as a leading provider of royalty-free digital images.

     o In December, Jupitermedia announced the launch of SmartPhoneToday.com (www.smartphonetoday.com), an internally developed Web site that is now part of the company's internet.com network. In addition to news, reviews, features and current events for users of all classes of smartphones - including Palm, Windows Mobile and Symbian-based models
          - SmartPhoneToday.com supplies downloadable software and provides forums where new users and experts alike can discuss and debate industry developments, as well as ask and answer questions about the everyday use of their smartphones.

NEW RESEARCH SERVICES

Jupitermedia continued to expand and strengthen its world-class proprietary research offerings with the addition of the following:

     o In October, Jupiter Research launched its European Country Focus research service to provide companies with a unique source of essential in-depth market intelligence, backed by deep proprietary data, for the United Kingdom, France, Germany, Spain, Italy and Sweden. European Country Focus reports deepen Jupiter Research's longstanding coverage of the European market by providing detailed market forecasts and consumer survey data, along with country-by-country analysis, covering all aspects of the digital economy including broadband access, online advertising, paid content, wireless, digital television and consumer behavior. In addition, this service initiates Jupiter Research's basic coverage of Central & Eastern European markets, comprising analysis, baseline population and Internet access forecasts for Bulgaria, Croatia, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia and Slovenia.

CONFERENCES AND TRADE SHOWS

Jupiter Events, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. Jupiter Events held seven paid conferences and trade shows in the fourth quarter, each focusing on a different issue pertaining to information technology and the Internet industry. Events included: Wi-Fi Planet Conference & Expo Europe 2003; Instant Messaging Planet Conference & Expo Fall 2003; Enterprise Linux Forum Conference & Expo Fall 2003; Search Engine Strategies Conference & Expo Munich 2003; Enterprise IT Week at Computer Digital Expo; Wi-Fi Planet Conference & Expo Fall 2003; and Search Engine Strategies Conference & Expo Fall 2003.

In October, Jupitermedia announced the launch of Digital Rights Management Strategies Conference & Expo, a trade show focusing on Digital Rights Management, to be held April 13-14, 2004 at the Crowne Plaza Hotel in New York City.

In December, Jupitermedia announced the launch of a new series of trade shows called Internet Planet to serve the thriving online business sector (http://www.internetplanet.com). Internet Planet Conference & Expo Spring 2004 will be run June 15-16 in New York City at the Hilton New York, and the Fall 2004 event will be held November 17-18 at the San Jose Convention Center in San Jose, California.

Jupiter Events has announced the following conferences and trade shows for 2004:

     o IT Service Management Forum Government Conference & Expo (February 2-7, Washington, D.C.)
     o    Jupiter Content Management Conference & Expo (February 3-4, San Jose,
          CA)
     o    Search Engine Strategies Conference & Expo 2004 (March 1-4, New York,
          NY)
     o    Instant Messaging Planet Conference & Expo 2004 (March 3-4, Boston,
          MA)
     o    Wi-Fi Planet Conference & Expo Canada 2004 (March 16-18, Toronto,
          Canada)
     o Digital Rights Management Strategies Conference & Expo (April 12-14, New York, NY)
     o    ISPCON Conference & Expo Spring 2004 (April 14-16, Washington, DC)
     o    Wi-Fi Planet Conference & Expo Japan 2004 (April 20-21, Tokyo, Japan)
     o    Search Engine Strategies Conference & Expo 2004 (April 20-21, Tokyo,
          Japan)

     o Search Engine Strategies Conference & Expo 2004 (May 11-12, Toronto, Canada)
     o    Search Engine Strategies Conference & Expo 2004 (June 2-3, London,
          U.K.)
     o    Wi-Fi Planet Conference & Expo Spring 2004 (June 8-10, Baltimore, MD)
     o    Internet Planet Conference & Expo Spring 2004 (June 15-16, New York,
          NY)
     o    Jupiter Plug.IN Conference & Expo (July 26-27, New York, NY)
     o Jupiter/ClickZ Advertising Forum Conference & Expo (July 28-29, New York, NY)
     o    Search Engine Strategies Conference & Expo 2004 (August 2-5, San Jose,
          CA)
     o IT Service Management Forum Conference & Expo (Sept. 27-Oct. 2, Long Beach, CA)
     o    Wi-Fi Planet Conference & Expo U.K. 2004 (October 27-29, London, U.K.)
     o    Internet Planet Conference & Expo Fall 2004 (November 17-18, San Jose,
          CA)
     o Wi-Fi Planet Conference & Expo Fall 2004 (November 30 - December 2, San Jose, CA)

VENTURE FUND INVESTMENTS

Jupitermedia is the portfolio manager of internet.com Venture Fund I LLC (April '99), internet.com Venture Fund II LLC (November '99) and internet.com Venture Partners III LLC (June '00). internet.com Venture Funds I and II and internet.com Venture Partners III were formed to invest in early-stage online content providers serving targeted business-to-business markets that follow the strategy of, but are not competitive with, Jupitermedia. Jupitermedia is an investor in all three funds. In February 2003, the operating agreement of internet.com Venture Fund II LLC was amended to provide for dissolution of the fund and distribution of the fund assets by December 31, 2003. In October 2002, the operating agreement of internet.com Venture Partners III was amended to provide for dissolution of the fund and distribution of the fund assets by December 31, 2003. Both funds are in the process of dissolution and final distributions are expected to be made following such dissolutions. Jupitermedia no longer has any outstanding capital commitments related to any of its venture funds.

STOCK REPURCHASE PROGRAM

In October 2001, Jupitermedia announced that its Board of Directors had authorized the expenditure of up to $1.0 million to repurchase the Company's outstanding common stock. Any purchases under Jupitermedia's stock repurchase program may be made, from time-to-time, in the open market, through block trades or otherwise, at the discretion of Company management. Depending on market conditions and other factors, these purchases may be commenced or suspended at any time or from time-to-time without prior notice. There were no repurchases during the year ended December 31, 2003.

METRICS

o  December 2003 page views were over 275 million
o  5.7 million e-mail newsletter subscribers as of December 31, 2003
o Over 6.3 million total opt-in e-mail rental list subscribers as of December 31, 2003

o Over 800,000 unique opt-in e-mail rental list subscribers as of December 31, 2003
o  December 2003 unique users were over 20 million
o  279 employees as of December 31, 2003


SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three months and the years ended December 31, 2002 and 2003. Online media consists of the internet.com, EarthWeb.com, DevX.com and ClickZ.com Networks. Online images consists of the ArtToday.com Network. Research represents the Jupiter Research division. Events represent the Jupiter Events division. Other includes corporate overhead, depreciation, amortization and venture fund related activities. The following amounts are presented in thousands.

                                              THREE MONTHS ENDED               YEARS ENDED
                                                 DECEMBER 31,                  DECEMBER 31,
                                            ---------------------         ---------------------
                                              2002         2003             2002         2003
                                            --------     --------         --------     --------
Revenues:
     Online media                           $  6,731     $  7,242         $ 28,219     $ 24,991
     Online images                              --          2,181             --          4,018
     Research                                  2,960        2,534            5,139        9,101
     Events                                    1,812        3,092            6,221        8,279
     Other                                       154          149            1,118          602
                                            --------     --------         --------     --------
                                            $ 11,657     $ 15,198         $ 40,697     $ 46,991
                                            --------     --------         --------     --------
Cost of revenues and operating expenses:
     Online media                           $  4,716     $  4,777         $ 21,339     $ 17,379
     Online images                              --          1,013             --          2,092
     Research                                  2,595        2,252            4,344        9,112
     Events                                    1,913        3,073            6,283        9,603
     Other                                     1,946        1,958            8,736        7,490
                                            --------     --------         --------     --------
                                            $ 11,170     $ 13,073         $ 40,702     $ 45,676
                                            --------     --------         --------     --------

Operating income (loss):
     Online media                           $  2,015     $  2,465         $  6,880     $  7,612
     Online images                              --          1,168             --          1,926
     Research                                    365          282              795          (11)
     Events                                     (101)          19              (62)      (1,324)
     Other                                    (1,792)      (1,809)          (7,618)      (6,888)
                                            --------     --------         --------     --------
                                            $    487     $  2,125         $     (5)    $  1,315
                                            ========     ========         ========     ========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices of both ArtToday, Inc. and DevX and are subject to change pending a final allocation of these amounts. The following forward looking-statements reflect Jupitermedia's expectations as of February 3, 2004. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS
                                        Actual
                                      Total 2003     Q1 2004       Q2 2004       Q3 2004       Q4 2004      Total 2004
                                      ----------     -------       -------       -------       -------      ----------
                                                          (in millions, except per share amounts)

Revenues                                 $47.0      $13.0-14.0    $14.2-15.2    $14.8-15.8    $16.0-17.0    $58.0-62.0


Cost of revenues, advertising,
promotion & selling, and G & A
expenses                                 $42.8      $11.3-12.3    $11.8-12.8    $11.8-12.8    $12.1-13.1    $47.0-51.0

Depreciation and amortization            $ 2.8         $ 0.6         $ 0.7         $ 0.7         $ 0.7         $ 2.7
Interest income, net                     $ 0.2            -             -             -             -             -
Equity losses                            $ 0.2            -             -             -             -             -
Net income                               $ 1.4         $ 1.1         $ 1.7         $ 2.3         $ 3.2         $ 8.3
Diluted share count                       26.9          29.0          29.0          29.0          29.0          29.0

Earnings per diluted share               $ 0.05        $ 0.04        $ 0.06        $ 0.08        $ 0.11        $ 0.29

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM), (http://www.jupitermedia.com) headquartered in Darien, CT, is a leading provider of global real-time news, information, research and media resources for information technology, Internet industry and graphics professionals. Jupiterweb, the online division of Jupitermedia, operates five distinct online networks: internet.com and EarthWeb.com for IT professionals; DevX.com for developers; ClickZ.com for interactive marketers; and ArtToday.com for graphics professionals. Jupiterweb properties include more than 150 Web sites and 150 e-mail newsletters that are viewed by over 20 million users and generate over 275 million page views monthly. Jupitermedia also includes Jupiter Research, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets. In addition, Jupiter Events produces offline conferences and trade shows focused on IT and business-specific topics, including Wi-Fi Planet, Search Engine Strategies and Internet Planet.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA CORPORATION COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA CORPORATION'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA CORPORATION'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA CORPORATION'S INTERNATIONAL AND VENTURE FUND INVESTMENTS; ANY MATERIAL CHANGE IN JUPITERMEDIA CORPORATION'S INTELLECTUAL PROPERTY RIGHTS AND CONTINUED GROWTH AND ACCEPTANCE OF INFORMATION TECHNOLOGY AND THE INTERNET. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA CORPORATION'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA CORPORATION ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.

CONTACT:
Mary Ann Boland
Marketing and Public Relations Associate
212-547-7939
mboland@jupitermedia.com

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2003
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                 DECEMBER 31,       DECEMBER 31,
                                                                     2002               2003
                                                                  ----------         ----------
                                                                                     (UNAUDITED)
                                     ASSETS
Current assets:
    Cash and cash equivalents                                     $   25,451         $    9,567
    Accounts receivable, net of allowances of
      $1,056 and $948, respectively                                    7,521             10,281
    Unbilled accounts receivable                                       1,077              1,012
    Prepaid expenses and other                                           794              2,124
                                                                  ----------         ----------
          Total current assets                                        34,843             22,984

Property and equipment, net of accumulated
  depreciation of $7,656 and $8,674, respectively                      1,924              1,488
Intangible assets, net of accumulated amortization
  of $1,833 and $3,204, respectively                                   1,473              8,130
Goodwill                                                               8,377             21,760
Investments and other assets                                           1,768              1,676
                                                                  ----------         ----------
          Total assets                                            $   48,385         $   56,038
                                                                  ==========         ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                              $    1,386         $    1,494
    Accrued payroll and related expenses                               2,014              2,482
    Accrued expenses and other                                         3,823              4,151
    Deferred revenues                                                  6,308              9,211
                                                                  ----------         ----------
          Total current liabilities                                   13,531             17,338

Long-term liabilities                                                   --                  341
                                                                  ----------         ----------
          Total liabilities                                           13,531             17,679
                                                                  ----------         ----------

Stockholders' equity:
    Preferred stock, $.01 par value, 4,000,000
      shares authorized, no shares issued
                                                                        --                 --
    Common stock, $.01 par value, 75,000,000 shares
       authorized, 25,342,017 and 25,984,130 shares
       issued at December 31, 2002 and December 31,
       2003, respectively
                                                                         253                260
    Additional paid-in capital                                       175,487            177,629
    Accumulated deficit                                             (140,809)          (139,427)
    Treasury stock, 65,000 shares at cost                               (106)              (106)
    Accumulated other comprehensive income                                29                  3
                                                                  ----------         ----------
          Total stockholders' equity                                  34,854             38,359
                                                                  ----------         ----------
          Total liabilities and stockholders' equity              $   48,385         $   56,038
                                                                  ==========         ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2002 AND 2003
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        THREE MONTHS ENDED                   YEARS ENDED
                                                                           DECEMBER 31,                      DECEMBER 31,
                                                                    -------------------------         -------------------------
                                                                      2002             2003             2002             2003
                                                                    --------         --------         --------         --------
Revenues                                                            $ 11,657         $ 15,198         $ 40,697         $ 46,991
Cost of revenues                                                       5,072            6,209           16,757           21,511
                                                                    --------         --------         --------         --------

Gross profit                                                           6,585            8,989           23,940           25,480
                                                                    --------         --------         --------         --------

Operating expenses:
     Advertising, promotion and selling                                3,705            4,062           14,116           14,369
     General and administrative                                        1,683            2,130            6,787            7,003
     Depreciation                                                        496              314            2,235            1,422
     Amortization                                                        214              358              807            1,371
                                                                    --------         --------         --------         --------
Total operating expenses                                               6,098            6,864           23,945           24,165
                                                                    --------         --------         --------         --------

Operating income (loss)                                                  487            2,125               (5)           1,315

Income (loss) on investments and other, net                              (35)              92             (205)             121
Interest expense                                                        --                (16)            --                (26)
Interest income                                                           91               16              383              190
                                                                    --------         --------         --------         --------


Income before income taxes, minority interests and
  equity loss from venture fund investments and other, net               543            2,217              173            1,600

Provision for income taxes                                               (25)            --               --               --
        Minority interests                                               (29)               4              (40)              26
Equity loss from venture fund investments and other, net                 (81)             (51)            (644)            (244)
                                                                    --------         --------         --------         --------
Net income (loss)                                                   $    458         $  2,170         $   (511)        $  1,382
                                                                    ========         ========         ========         ========

Basic net income (loss) per share                                   $   0.02         $   0.08         $  (0.02)        $   0.05
                                                                    ========         ========         ========         ========

Basic weighted average number of common shares outstanding            25,276           25,903           25,318           25,574
                                                                    ========         ========         ========         ========

        Diluted net income (loss) per share                         $   0.02         $   0.08         $  (0.02)        $   0.05
                                                                    ========         ========         ========         ========


Diluted weighted average number of common shares outstanding          25,489           28,085           25,318           26,917
                                                                    ========         ========         ========         ========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                             YEARS ENDED
                                                                                             DECEMBER 31,
                                                                                    -----------------------------
                                                                                       2002               2003
                                                                                    ----------         ----------
Cash flows from operating activities:
     Net income (loss)                                                              $     (511)        $    1,382
     Adjustments to reconcile net cash provided by operating activities:
        Depreciation and amortization                                                    3,042              2,793
        Barter transactions, net                                                        (1,176)              (912)
        Provision for losses on accounts receivable                                       (162)               205
                 Minority interests                                                         40                (26)
        Equity loss from venture fund investments and other, net                           644                244
        (Income) loss on investments and other, net                                        205               (121)
     Changes in current assets and liabilities (net of businesses acquired):
        Accounts receivable                                                                212             (1,845)
        Unbilled accounts receivable                                                       275                106
        Prepaid expenses and other                                                         368             (1,075)
        Accounts payable and accrued expenses                                              580               (691)
        Deferred revenues                                                               (1,451)             1,361
                                                                                    ----------         ----------
            Net cash provided by operating activities                                    2,066              1,421
                                                                                    ----------         ----------

Cash flows from investing activities:
     Additions to property and equipment                                                  (166)              (227)
     Acquisitions of businesses and other                                               (1,979)           (17,562)
     Distribution from internet.com venture funds                                          227               --
     Proceeds from sales of assets and other                                               301                106
                                                                                    ----------         ----------
            Net cash used in investing activities                                       (1,617)           (17,683)
                                                                                    ----------         ----------

Cash flows from financing activities:
     Purchase of treasury stock                                                           (106)              --
     Proceeds from exercise of stock options                                                 8                378
                                                                                    ----------         ----------
            Net cash provided by (used in) financing activities                            (98)               378
                                                                                    ----------         ----------

Net increase (decrease) in cash and cash equivalents                                       351            (15,884)
Cash and cash equivalents, beginning of year                                            25,100             25,451
                                                                                    ----------         ----------
Cash and cash equivalents, end of year                                              $   25,451         $    9,567
                                                                                    ==========         ==========


Supplemental disclosures of cash flow:
     Cash paid for income taxes                                                     $     --           $     --
                                                                                    ==========         ==========
     Cash paid for interest                                                         $     --           $       26
                                                                                    ==========         ==========